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                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549

                                   ----------------

                                       FORM 8-K

                                    CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d) OF THE

                           SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):     August 27, 1997
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                 INTERNATIONAL WIRELESS COMMUNICATIONS HOLDINGS, INC.
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                  (Exact name of registrant as specified in charter


          Delaware                         0-                 94-3248701
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(State or other jurisdiction   (CommissionFile Number)       (IRS Employer
    of incorporation)                                      Identification No.)

400 S. El Camino Real, Suite 1275, San Mateo, California             94402
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(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code:     (650) 548-0808
                                                  ----------------------------


                                    Not Applicable
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            (Former name or former address, if changed since last report.)


                           This document contains 7 pages.
                         The Exhibit Index appears on page 6.

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         (a)  On August 27, 1997, International Wireless Communications
Pakistan Limited ("IWCPL"), a company organized under the laws of Mauritius in which the Registrant then held an indirect 43.48% equity interest, consummated a share purchase transaction pursuant to which IWCPL purchased an aggregate of 25,018,364 shares of Rupees 10 each (the "Shares") of Pakistan Mobile Communications (Pvt) Limited ("PMCL") from Motorola International Development Corporation ("MIDC") and Continental Communications Limited ("CCL"), two shareholders of PMCL. (Such acquisition of the Shares is hereinafter referred to as the "PMCL Acquisition.") PMCL is a limited liability company organized under the laws of the Islamic Republic of Pakistan that provides cellular telephone services in Pakistan. The Shares, which represent 46% of the outstanding capital stock of PMCL, were purchased by IWCPL pursuant to a Share Purchase Agreement dated July 17, 1997 between IWCPL and MIDC (the "MIDC Share Purchase Agreement") and a Share Purchase Agreement dated July 17, 1997, between IWCPL and CCL (together with the MIDC Share Purchase Agreement, the "Share Purchase Agreements").

         The aggregate consideration paid by IWCPL for the Shares pursuant to the Share Purchase Agreements was US$44,441,000 in cash (the "Cash Consideration") and 493,510 shares of the Registrant's Class A Common Stock (the "IWCH Shares" and, together with the Cash Consideration, the "Consideration"). IWCPL provided the Consideration out of the proceeds from the sale of shares of its capital stock to the shareholders of IWCPL, including Pakistan Wireless Holdings Limited ("PWH"), a company organized under the laws of Mauritius that is a wholly owned indirect subsidiary of the Registrant, and Vanguard Pakistan, Inc. ("Vanguard Pakistan"), a wholly owned subsidiary of Vanguard Cellular Operating Corp., a stockholder of the Registrant ("Vanguard"). Prior to the PMCL Acquisition, IWCPL was a shell company with no operations or significant assets.

         The aggregate purchase price paid by PWH for its shares of capital stock of IWCPL was cash in the amount of US$15,841,000 and the IWCH Shares. PWH financed the cash portion of such purchase price by borrowing funds pursuant to a Loan Agreement dated August 18, 1997, between PWH and certain lenders set forth therein, including Toronto Dominion Investments, Inc., Vanguard and certain other shareholders of the Registrant. The repayment of such borrowed amount and interest accrued thereon is secured by PWH's interest in IWCPL and, under certain circumstances, such borrowed amount and accrued interest are convertible into shares of the Registrant's Series H Preferred Stock. PWH acquired the IWCH Shares through a capital contribution of such IWCH Shares to PWH by International Wireless Communications, Inc. ("IWC"), a Delaware corporation that is a wholly owned direct subsidiary of the Registrant. IWC acquired the IWCH Shares by purchasing the IWCH Shares from the Registrant for a promissory note in the amount of US$6,159,000.

         The determination of the amount of the Consideration paid by IWCPL for the Shares was based upon arm's-length negotiations between the shareholders of IWCPL on the one hand and MIDC and CCL on the other hand.

         Upon the consummation of the PMCL Acquisition and pursuant to the Share Purchase Agreements, IWCPL and the other shareholders of PMCL entered into a Restated and Amended Shareholders Agreement, and a side letter regarding capital contributions, shareholder guarantees and certain other matters (the "PMCL Side Letter"). Pursuant to the Side Letter, IWCPL agreed to contribute its pro-rata share of certain capital calls and shareholder loans to PMCL through the end of 1998. The Side Letter also provided for the placement in escrow of 2,175,510 Shares representing a 4% equity


                                        Page 2

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interest in PMCL subject to the reduction or elimination of certain shareholder guarantees currently provided by MIDC on or before August 27, 1998.

         The shareholders of IWCPL, including PWH and Vanguard Pakistan, also entered into an Amended and Restated Shareholders Agreement, dated August 13, 1997 (the "IWCPL Shareholders Agreement"), in connection with the PMCL Acquisition. The agreement sets forth certain rights and obligations of such shareholders with respect to their respective interests in IWCPL and IWCPL's obligations to PMCL. Pursuant to the IWC Group Agreement, dated August 18, 1997 (the "IWC Group Agreement"), (i) IWC and Vanguard Pakistan agreed that each party could exercise certain rights and perform certain duties of the other party under the IWCPL Shareholders Agreement, if such other party was unable or unwilling to do so, and (ii) Vanguard Pakistan entered into a voting trust agreement whereby it granted an officer of PWH the right to vote all voting securities of IWCPL now owned or hereafter acquired by Vanguard Pakistan during the term of the voting trust.

         Additionally, pursuant to the MIDC Share Purchase Agreement, IWCPL was granted an option to purchase shares of Rupees 10 each of PMCL, which shares represent a 12.69% interest in PMCL (the "Additional Shares") from MIDC for a purchase price of $13,959,000. IWCPL exercised such option on August 27, 1997, and consummated the purchase of such Additional Shares on September 8, 1997. IWCPL provided the purchase price for such Additional Shares from the proceeds of the sale of newly issued shares of its capital stock to a third party. IWCPL's aggregate equity interest in PMCL increased from 46% to 58.69% and the Registrant's indirect equity interest in IWCPL was reduced from 43.48% to 34.08% as a result of such sale of shares of IWCPL to such third party. In connection with this sale of shares of IWCPL, the shareholders of IWCPL, including such third party, entered into a Deed of Adherence to the IWCPL Shareholders Agreement, dated August 27, 1997 (the "Deed of Adherence").

         Additional information regarding the PMCL Acquisition and the terms thereof are set forth in the IWCPL Shareholders Agreement, the Deed of Adherence and the Share Purchase Agreements and the exhibits thereto, which qualify the foregoing description of the Acquisition in its entirety and are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) FINANCIAL STATEMENTS OF THE BUSINESS ACQUIRED. Pursuant to Rule 3-05(b) of Regulation S-X, financial statements of PMCL are not required to be provided herein as none of the conditions set forth in Rule 1-02(w) of Regulation S-X exceed 20%.

         (b) PRO FORMA FINANCIAL INFORMATION. Pursuant to Article 11 of Regulation S-X, no pro formal financial information is required to be provided herein as the PMCL Purchase does not represent a significant business combination under Rule 11-01(b) of Regulation S-X.


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         (c)  EXHIBITS.

              EXHIBIT NO.    DESCRIPTION

              2.10A (1)      Share Purchase Agreement between Motorola
                             International Development Corporation ("MIDC") and
                             International Wireless Communications Pakistan
                             Limited ("IWCPL"), dated July 17, 1997

              2.10B (2)      Share Purchase Agreement between Continental
                             Communications Limited ("CCL") and IWCPL, dated
                             July 17, 1997

              2.10C (3)      Restated and Amended Shareholders Agreement among
                             MIDC, Saif Telecom (Pvt) Ltd ("Saif") and IWCPL, dated August 13, 1997

              2.10D (4)      Side Letter regarding Shareholder Obligations
                             among IWCPL, MIDC and Saif, dated August 13, 1997

              2.10E Amended and Restated Shareholders' Agreement among IWCPL, Pakistan Wireless Holdings Limited ("PWH"), Vanguard Pakistan, Inc. ("Vanguard Pakistan") and South Asia Wireless Communications (Mauritius) Limited ("SAWC"), dated August 13, 1997

              2.10F IWC Group Agreement between PWH and Vanguard Pakistan, dated August 13, 1997; Voting Trust Agreement between PWH and Vanguard Pakistan, dated August 13, 1997

              2.10G Deed of Adherence to IWCPL Shareholders Agreement among IWCPL, PWH, Vanguard Pakistan and SAWC, dated August 27, 1997

              2.10H (5)      License granted to Pakistan Mobile Communications
                             Limited ("PMCL") by the Government of Pakistan,
                             Ministry of Communications, dated July 6, 1992
                             (the "PMCL License")

              2.10I          Re-validation of the PMCL License, dated August 9,
                             1997

              2.10J Letter Agreement Amending the Restated and Amended Shareholders Agreement Among MIDC, Saif and IWCPL, dated August 1997

              10.28A Loan Agreement between IWCH, Vanguard Cellular Financial Corporation ("Vanguard") and Toronto Dominion Investments, Inc. ("Toronto"), dated August 18, 1997


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              10.28B         Exchange Agreement between IWCH, Vanguard, Toronto
                             and other Noteholders and Warrantholders, dated August 18, 1997

              10.28C Amended and Restated Certificate of Incorporation of IWCH, dated September 10, 1997

              10.28D Intercreditor and Collateral Agency Agreement dated August 18, 1997

              10.28E         IWCH Tranche A Senior Exchangeable Note

              10.28F         IWCH Warrant to Purchase Common Stock

              10.28G Loan Agreement between PWH, Vanguard and Toronto, dated August 18, 1997

              10.28H         PWH Tranche A Exchangeable Senior Secured Note

              10.28I Pledge Agreement between PWH and Toronto, dated August 18, 1997

              10.28J Security Agreement among PWH and Toronto, dated August 18, 1997

              10.28K Stock Option Agreement between IWCH and PWH, dated August 18, 1997

              10.28L Supplement to Share Purchase Agreement between IWCH and Continental Communications Limited, dated August 18, 1997

              10.28M Sixth Amended and Restated Investor Rights Agreement, dated August 27, 1997

              10.28N Amended and Restated Registration Rights Agreement, dated August 27, 1997

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              (1)  Incorporated by reference to Exhibit No. 10.27A to the
                   Registrant's Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission on August 12, 1997 (the "Form 10-Q")
              (2) Incorporated by reference to Exhibit No. 10.27B to the Form 10-Q
              (3) Incorporated by reference to Exhibit No. 10.27C to the Form 10-Q
              (4) Incorporated by reference to Exhibit No. 10.27D to the Form 10-Q
              (5) Incorporated by reference to Exhibit No. 10.27G to the Form 10-Q


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                                      SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       INTERNATIONAL WIRELESS COMMUNICATIONS
                                       HOLDINGS, INC.

Dated:  September 10, 1997        By:  /s/ Douglas S. Sinclair
                                       ---------------------------------------
                                       Douglas S. Sinclair
                                       Executive Vice President and
                                       Chief Financial Officer




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                                    EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION
-----------    -----------

2.10A (1)      Share Purchase Agreement between Motorola International
               Development Corporation ("MIDC") and International Wireless
               Communications Pakistan Limited ("IWCPL"), dated July 17, 1997

2.10B (2)      Share Purchase Agreement between Continental Communications
               Limited ("CCL") and IWCPL, dated July 17, 1997

2.10C (3)      Restated and Amended Shareholders Agreement among MIDC, Saif
               Telecom (Pvt) Ltd ("Saif") and IWCPL, dated August 13, 1997

2.10D (4)      Side Letter regarding Shareholder Obligations among IWCPL, Saif,
               MIDC and Saif, dated August 13, 1997

2.10E Amended and Restated Shareholders' Agreement among IWCPL, Pakistan Wireless Holdings Limited ("PWH"), Vanguard Pakistan, Inc. ("Vanguard Pakistan") and South Asia Wireless Communications (Mauritius) Limited ("SAWC"), dated August 13, 1997

2.10F IWC Group Agreement between PWH and Vanguard Pakistan, dated August 13, 1997; Voting Trust Agreement between PWH and Vanguard Pakistan, dated August 13, 1997

2.10G Deed of Adherence to IWCPL Shareholders Agreement among IWCPL, PWH, Vanguard Pakistan and SAWC, dated August 27, 1997

2.10H (5)      License granted to Pakistan Mobile Communications Limited by the
               Government of Pakistan, Ministry of Communications, dated July 6,
               1992 (the "PMCL License")

2.10I          Re-validation of the PMCL License, dated August 9, 1997

2.10J Letter Agreement Amending the Restated and Amended Shareholders Agreement Among MIDC, Saif and IWCPL dated August 1997.

10.28A Loan Agreement between IWCH Vanguard Cellular Financial Corporation ("Vanguard") and Toronto Dominion Investments, Inc. ("Toronto"), dated August 18, 1997

10.28B Exchange Agreement between IWCH, Vanguard, Toronto and other Noteholders and Warrantholders, dated August 18, 1997

10.28C Amended and Restated Certificate of Incorporation of IWCH, dated September 10, 1997

10.28D         Intercreditor and Collateral Agency Agreement dated August 18,
               1997


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10.28E         IWCH Tranche A Senior Exchangeable Note

10.28F         IWCH Warrant to Purchase Common Stock

10.28G         Loan Agreement between PWH, Vanguard and Toronto, dated
               August 18, 1997

10.28H         PWH Tranche A Exchangeable Senior Secured Note

10.28I         Pledge Agreement between PWH and Toronto, dated August 18, 1997

10.28J         Security Agreement among PWH and Toronto, dated August 18, 1997

10.28K         Stock Option Agreement between IWCH and PWH, dated August 18,
               1997

10.28L Supplement to Share Purchase Agreement between IWCH and Continental Communications Limited, dated August 18, 1997

10.28M         Sixth Amended and Restated Investor Rights Agreement, dated
               August 27, 1997

10.28N         Amended and Restated Registration Rights Agreement, dated
               August 27, 1997

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(1) Incorporated by reference to Exhibit No. 10.27A to the Registrant's
    Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission on August 12, 1997 (the "Form 10-Q")
(2) Incorporated by reference to Exhibit No. 10.27B to the Form 10-Q
(3) Incorporated by reference to Exhibit No. 10.27C to the Form 10-Q
(4) Incorporated by reference to Exhibit No. 10.27D to the Form 10-Q
(5) Incorporated by reference to Exhibit No. 10.27G to the Form 10-Q

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